Exhibit 10.14

FORM OF FLOW ASSET PURCHASE AGREEMENT

This FLOW ASSET PURCHASE AGREEMENT (this “Purchase Agreement”) is made as of ______, 2009, by and among BAYVIEW ACQUISITIONS, LLC, as seller (the “Seller”), BAYVIEW OPPORTUNITY MASTER FUND, L.P. and BAYVIEW MORTGAGE CAPITAL, INC., as purchasers (each an “Purchaser” and collectively with each other party who becomes a party to this Purchase Agreement from time to time, the “Purchasers”).

W I T N E S S E T H:

WHEREAS, each of the Purchasers is a member of the Seller (each, a “Member”) pursuant to the terms of the Limited Liability Company Agreement of the Seller, dated as of [            ], 2009, as amended from time to time (the “LLC Agreement”);

WHEREAS, Bayview Fund Management, LLC (the “Manager”) is the manager of the Seller and is the manager or investment advisor of each of the Purchasers;

WHEREAS, the Manager and the Members formed the Seller to acquire assets, from time to time, that fall within the targeted asset classes of one or more of the Purchasers (each pool of assets acquired, an “Asset Pool”), from various sellers (each, a “Third Party Seller”) pursuant to agreements between Third Party Sellers and the Seller (each, a “Third Party Agreement”); and

WHEREAS, the Seller and each Purchaser desire to establish a flow program whereby the Seller will acquire Asset Pools the Purchasers, sell all or a portion of each Asset Pool to one or more of the Purchasers, and each such Purchaser will pay its corresponding share of the purchase price to be paid to the related Third Party Seller for such Asset Pool (the assets, constituting a portion of each Asset Pool, sold to a Purchaser being referred to herein as its “Purchased Assets” and such Purchaser’s share of such Asset Pool is referred to herein as its “Proportionate Share”, expressed as a percentage).

NOW THEREFORE, in consideration of the foregoing, the parties agree as follows:

1.	Identification and Purchase of Asset Pools.

(a) If the Manager identifies an Asset Pool within the targeted asset classes of one or more of the Purchasers and has determined, in accordance with the Manager’s allocation policy, that the Purchasers shall have the opportunity participate in the purchase of all or a portion of an Asset Pool, the Manager shall notify each such Purchaser and provide each such Purchaser the opportunity to participate in the purchase of all or a portion of such Asset Pool. If a notified Purchaser desires to participate in the purchase of all or a portion of such Asset Pool (through the Seller), it shall deliver a direction letter in the form of Annex A hereto (each, a “Direction Letter”) to the Seller indicating the amount of its desired purchase and instructing the Seller to transfer to such Purchaser upon acquisition of the Asset Pool its Purchased Assets (with the Purchased Assets to be specified on Schedule I to the Direction Letter and on Schedule I to the related bill of sale in the form of Annex B hereto (each, a “Bill of Sale”) in accordance with the terms hereof). The particular Purchased Assets and any conflicts among the requesting Purchasers with respect to the Asset Pool being purchased will be allocated or otherwise resolved by the Manager in accordance with the Manager’s allocation policy.

(b) Concurrently with the purchase of an Asset Pool by the Seller, the Seller shall sell, assign, transfer and convey to each Purchaser its respective Purchased Assets (the date of each such transfer, a “Transfer Date”). On each Transfer Date, the Seller shall deliver a Bill of Sale selling, assigning, transferring and conveying to each Purchaser its rights, title and interests in, to and under its Purchased Assets, all on the terms and conditions set forth in this Purchase Agreement.

(c) The purchase price paid by each Purchaser for its Purchased Assets sold, assigned and transferred to it under this Purchase Agreement shall equal the product of the percentage equal to such Purchaser’s Proportionate Share of such Asset Pool multiplied by the sum of (i) the purchase price paid by the Seller under the related Third-Party Agreement plus (ii) any fees, costs, and expenses incurred by the Seller in connection with the purchase (the “Purchaser Purchase Price”), with the portion of the Purchaser Purchase Price to be paid by each Purchaser specified on such Purchaser’s Direction Letter for such Asset Pool.

(d) Each Purchaser shall pay as consideration to Seller by wire transfer in immediately available funds on the Transfer Date an amount equal to the Purchaser Purchase Price for its Purchased Assets set forth on the related Direction Letter as provided therein.

2. Successors and Assigns / Assignment of Third Party Purchase Agreement. This Purchase Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns. To the fullest extent permissible under a Third Party Agreement, upon the purchase by the Purchaser of its Purchased Assets pursuant to this Purchase Agreement, Seller shall assign to such Purchaser and such Purchaser shall accept an assignment of Seller’s rights and obligations under such Third Party Agreement with respect to such Purchased Assets. In the event that a Third Party Agreement prohibits assignments by the Seller of its rights or obligations under such Third Party Agreement, Seller hereby covenants to enforce the rights and perform the obligations of the Seller under such Third Party Agreement with respect to the Purchased Assets on behalf of and at the direction of each respective Purchaser.

3. Indemnification. Each Purchaser is hereby entitled to all of the rights, protections and indemnities of the Members under the LLC Agreement as if set forth herein. The Seller is hereby entitled to all of the rights, protections and indemnities of the Company (as defined in the LLC Agreement) under the LLC Agreement as if set forth herein. If any Purchaser pays any costs for which another Purchaser is responsible, such other Purchaser shall, promptly upon the request of the Purchaser that paid such amounts, reimburse such paying Purchaser for the full amount paid on such other Purchaser’s behalf.

4. Severability. If any one or more of the covenants, provisions or terms of this Purchase Agreement shall be for any reason whatsoever held invalid, then such covenants, provisions or terms shall be deemed severable from the remaining covenants, provisions or terms of this Purchase Agreement, and shall in no way affect the validity or enforceability of the other provisions of this Purchase Agreement.

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5. Joinder/Withdrawals.

(a) Each entity which from time to time becomes a Member of the Seller shall execute a Joinder Agreement (as defined in the LLC Agreement) and shall become a party to this Purchase Agreement as a Purchaser.

(b) Each Purchaser which ceases to be a Member of the Seller pursuant to the terms of the LLC Agreement shall immediately cease to be a Purchaser under this Purchase Agreement; provided, however, that the Seller’s obligation to enforce the Seller’s rights under a Third Party Agreement which prohibits the Seller from assigning such rights to the applicable Purchaser shall survive the withdrawal of such Purchaser from this Purchase Agreement until the termination of the related Third Party Agreement; provided, further, that such Purchaser’s obligations relating to expenses and indemnification to the other Purchasers shall be as provided for in the LLC Agreement.

6. Counterparts. This Purchase Agreement may be executed in counterparts each of which shall be an original, but all of which together shall constitute one and the same instrument.

7. GOVERNING LAW; WAIVER OF JURY TRIAL; ATTORNEYS’ FEES

(a) This Purchase Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Florida.

(b) EACH PARTY HEREBY KNOWINGLY, VOLUNTARY AND INTENTIONALLY, WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS ASSIGNMENT AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

(c) In the event of a dispute with reference to this Purchase Agreement, the prevailing party shall be entitled to attorneys’ fees and costs incurred in resolving such dispute at all levels, including appeals.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

BAYVIEW ACQUISITIONS, LLC, as Seller

By:
Name: Title:

BAYVIEW OPPORTUNITY MASTER FUND, L.P., as assignee by BAYVIEW CAPITAL GP, LLC, its General Partner

By:
Name: Title:

BAYVIEW MORTGAGE CAPITAL, INC.

By:
Name: Title:

ANNEX A

FORM OF DIRECTION LETTER

[DATE]

Bayview Acquisitions, LLC

4425 Ponce de Leon Blvd., 4th Floor

Coral Gables, Florida 33146

Attention: [                ]

Re:	Direction to Bayview Acquisitions, LLC (“Seller”) to sell certain Assets

Bayview [Name of Purchaser] (“Purchaser”), pursuant to that certain FLOW ASSIGNMENT AGREEMENT made as of ______, 2009, by and among BAYVIEW ACQUISITIONS, LLC, BAYVIEW OPPORTUNITY MASTER FUND, L.P, and BAYVIEW MORTGAGE CAPITAL, INC. (the “Purchase Agreement”), hereby directs Seller to transfer the Purchased Assets set forth on Schedule I hereto to Purchaser pursuant to the Purchase Agreement on [insert Transfer Date] and execute on such date a Bill of Sale with respect to such Purchased Assets.

The Purchaser Purchase Price for the Purchased Assets shall be $[                                ].

The payment of the Purchaser Purchase Price by Purchaser shall be made by wire transfer in immediately available funds in accordance with the instructions specified below:

Wire Transfer Instructions:

Address:

Capitalized terms used and not defined herein shall have the meanings assigned to them in the Purchase Agreement.

[SIGNATURE PAGE FOLLOWS]

[ASSIGNEE]

By:
Name: Title:

SCHEDULE I

Proportionate Share of Asset Pool

ANNEX B

FORM OF BILL OF SALE

BAYVIEW ACQUISITIONS, LLC (the “Seller”), for value received and pursuant to the terms and conditions of that certain FLOW ASSET PURCHASE AGREEMENT made as of ______, 2009, by and among the Seller, BAYVIEW OPPORTUNITY MASTER FUND, L.P. and BAYVIEW MORTGAGE CAPITAL, INC. (the “Purchase Agreement”) does hereby sell, assign, transfer and convey to [Name of Fund Purchaser] (the “Purchaser”), its heirs, administrators, representatives, successors and assigns, all rights, title and interests of the Seller, as of the date hereof, in, to and under the assets described on Schedule I attached hereto [and all of its rights and obligations under [Third Party Agreement] with respect to the assets described on Schedule I attached hereto. The Purchaser hereby assumes and agrees to perform or discharge the Seller’s obligations, when due, under the [Third Party Agreement.]]

THIS BILL OF SALE IS EXECUTED WITHOUT RECOURSE AND WITHOUT REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESSED, IMPLIED OR IMPOSED BY LAW, EXCEPT AS PROVIDED IN THE ASSIGNMENT AGREEMENT.

EXECUTED this __ day of __________, 20___.

BAYVIEW ACQUISITIONS, LLC

By:
Name: Title:

B-1

SCHEDULE I

Assets

B-2